Leases - Summary of Undiscounted Future Minimum Payments under the Group's Operating Lease Liabilities (Detail) - Dec. 31, 2021 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2022	¥ 110,472	$ 17,335
2023	59,238	9,296
2024	50,526	7,929
2025	29,347	4,605
2026 and thereafter	72,078	11,311
Total future lease payments	321,661	50,476
Less: imputed interest	(54,782)	(8,597)
Total lease liability balance	¥ 266,879	$ 41,879